UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                   January 19, 1999


                           NEW GENERATION FOODS, INC.
          (Exact name of registrant as specified in its charter)


   NEVADA                  1-10825            36-2972588
(State or Other           (Commission        (IRS Employer
jurisdiction of           File Number)      Identification No.)
incorporation)


               9 Dunham Road, Scarsdale, New York 10583
        (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (914)722-2410
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                           FORWARD LOOKING STATEMENTS

         Certin statements in this Form 8-K, including statements prefaced by the words "anticipates", "estimates", "believes", "expects" or words of similar meaning, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

New Generation Foods, Inc. (the "Company") has completed its purchase of the assets of the CreditRiskMonitor credit information service ("CRM") from Market Guide Inc. ("MGI"). The purchase price for the assets of CRM was approximately $2,400,000, of which $1.3 million was paid at closing and the balance is represented by two secured promissory notes (one for approximately $100,000 and the other for $1.0 million). No payments are due under these notes until 2001.

Concurrently, New Generation completed a $3.25 million private placement of its common stock to finance the acquisition and future working capital needs.

After shareholder approval, New Generation, previously a non-operating entity, will change its name to CreditRiskMonitor.com, Inc. and apply for a new stock symbol that reflects this new name.

The assets purchased included customer contracts, receivables, equipment, software and intangibles.

The promissory notes issued in connection with the CRM purchase provide for the deferral of principal amortization until February 2001 (for the $100,000 note which bears interest at 8.5%) and July 2001 (for the $1.0 million note which bears interest at 6%), respectively. Both notes are then payable over 24 months. The $1.0 million note provides for no interest through June 30, 2001, while the other note provides for the deferral of interest until debt servicing commences.

Jerry Flum, CEO of New Generation, acted as an unpaid consultant to CRM for several months prior to the purchase.

A copy of the press release issued by the Company in connection with the purchase of the assets of CRM is attached as Exhibit 20 hereto.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a) (b)     Financial Statements and Pro Forma Financial Information.

(4)  It is not practicable to provide the required financial  statements and Pro
     Forma  Financial   Information  at  this  time,  and  such  statements  and
     information will be filed within sixty (60) days.

(c)        Exhibits.

 2.        Plan of Acquisition (Asset Purchase Agreement).

 20.       Press release dated January 19, 1999.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NEW GENERATION FOODS, INC.


                              By:  /s/Jerome S. Flum
                                   Name:  Jerome S. Flum
                                   Title: Chairman of the Board
                                   and Principal Financial Officer


DATE:   February 3, 1999


                                  EXHIBIT LIST


Exhibit
Number

2.       Plan of Acquisition (Asset Purchase Agreement).

20.      Press Release dated January 19, 1999.